Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
14. Employee Benefit Plans

The Spherix Incorporated 401(k) Retirement Plan (the “Plan”) is a discretionary defined contribution plan and covers substantially all employees who have attained the age of 21, have completed one year of service, and have worked a minimum of 1,000 hours in the past Plan or anniversary year.

Under provisions of the Plan, the Company, for any plan year, has contributed an amount equal to 50% of the participant’s contribution or 2.5 of the participant’s eligible compensation, whichever is less.  The Company may, at its own discretion, make additional matching contributions to participants.  Company contributions, net of forfeitures, amounted to $31,000 and $23,000 in each of the years 2012 and 2011, respectively.

The Plan was terminated in December 2012.